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                                  Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed registration statement on Form S-8 (File No. 33-70342), Form S-8 (File No. 33-63752) and Form S-8 (File No. 333-11975).




                                                ARTHUR ANDERSEN LLP
Las Vegas, Nevada
June 25, 1999


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